                                 FIRST AMENDMENT

                                       TO

                                CREDIT AGREEMENT

                                  BY AND AMONG

                         LASALLE NATIONAL BANK, AS AGENT

                    THE LENDERS SIGNATORY OR PARTIES THERETO

                                       AND

                       CONTINENTAL WASTE INDUSTRIES, INC.

                              AND ITS SUBSIDIARIES


                    ----------------------------------------

                                  JUNE 6, 1995


                    ----------------------------------------

                       FIRST AMENDMENT TO CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made as of June 6, 1995, by and among LaSalle National Bank, a national banking association with its principal offices located in Chicago, Illinois, as agent for the Lenders hereunder (the "AGENT"), various financial institutions which are, or may become, signatories or parties hereto (individually, a "LENDER" and collectively, the "LENDERS"), and Continental Waste Industries, Inc., a Delaware corporation ("CWI"), together with its Subsidiaries, which currently consist of Barker Brothers, Inc., a Tennessee corporation, Barker Brothers Waste, Inc., a Tennessee corporation, Berrien County Landfill, Inc., a Michigan corporation, Bluegrass Recycling & Transfer Company, a Kentucky corporation, Commercial Waste Disposal, Inc., a Kentucky corporation, Covington Waste, Inc., a Tennessee corporation, CWI of Illinois, Inc., an Illinois corporation, CWI of Missouri, Inc., a Missouri corporation, CWI Venture, Inc., a New Jersey corporation, FLL, Inc., a Michigan corporation, G.E.M. Environmental Management Inc., a Delaware corporation, Gila Bend Regional Landfill, Inc., an Arizona corporation, Greenfield Environmental Development Corp., a Delaware corporation, Jamax Corporation, an Indiana corporation, Karat Corp., a New Jersey corporation, Midwest Material Management, Inc. an Indiana corporation, Northwest Tennessee Disposal Corporation, a Tennessee corporation, Prichard Landfill Corporation, a West Virginia corporation, Sandy Hollow Landfill Corp., a West Virginia corporation, Sanifill, Inc., a Tennessee corporation, Southern Illinois Regional Landfill, Inc., an Illinois corporation, South Trans, Inc., a New Jersey corporation, Springfield Environmental, Inc., a Delaware corporation, Springfield Environmental, Inc., an Indiana corporation, Triple G Landfills, Inc., an Indiana corporation, United Refuse Co., Inc., an Indiana corporation, Victory Environmental Services, Inc., a Delaware corporation, Victory Waste Incorporated, a California corporation, WPP Continental de Costa Rica S.A., a Costa Rican corporation and WPP Services, Inc., an Ohio corporation (individually, CWI and any of said other corporations may be referred to herein as a "BORROWER," and collectively are sometimes referred to as the "BORROWERS").


                                   WITNESSETH:

     WHEREAS, the Borrowers and the Lenders have previously entered into that certain Credit Agreement dated as of March 28, 1995 (the "Credit Agreement," with terms used but not otherwise defined herein being used with the same meanings as therein defined), whereunder Lenders have made certain Loans to Borrowers;

     WHEREAS, concurrently herewith, Bank of America Illinois and The First National Bank of Boston are executing an Assignment and

Acceptance pursuant to which such institutions have become parties to and Lenders under the Credit Agreement;

     WHEREAS, the Borrowers have requested certain modifications to the Credit Agreement and the Lenders are willing to agree to such modifications upon the terms and conditions set forth herein;

     NOW, THEREFORE, for and in consideration of the foregoing premises and of the mutual agreements, promises and covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. LOAN DOCUMENTS. The Credit Agreement and all of the Loan Documents are hereby amended such that all references therein to the Credit Agreement or any other Loan Documents are hereby deemed to include this Amendment and the amendments to the Credit Agreement and the Loan Documents contained herein.

     2. SECTION 1.A. DEFINITION OF CONTINGENT LIABILITY. The definition of "Contingent Liability" at Section 1.A of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

     "CONTINGENT LIABILITY" or "CONTINGENT LIABILITIES" means any agreement, undertaking or arrangement by which any Person (i) guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the debt, obligation or other liability of any other Person (other than by endorsement of instruments in the course of collection), or (ii) guarantees the payment of dividends or other distributions upon the shares of any other Person, or (iii) undertakes or agrees (contingently or otherwise) (a) to purchase, repurchase, or otherwise acquire any Debt, obligation or liability or any security therefor, or (b) to provide funds for the payment or discharge thereof (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or (c) to maintain solvency, assets, level of income or other financial condition, or (d) to make payment other than for values received. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth herein) be deemed to be the outstanding principal amount (or maximum permitted principal amount, if larger) of the debt, obligation or other liability guaranteed or supported thereby. Contingent Liabilites shall include, without limitation, closure and post-closure liabilities for which any Borrower may be or become obligated in connection with the closure of any Landfill or transfer station owned or operated by any Borrower."

     3.   SECTION 1.A. DEFINITION OF LANDFILLS.   The definition of "Landfills"
at Section 1.A of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          " "LANDFILLS" means any landfills owned or operated by any of the Borrowers."

     4.   SECTION 2.B(F). PARTICIPATION IN LETTERS OF CREDIT.    Section 2.B(f)
of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          "(f) PARTICIPATION IN LETTERS OF CREDIT. Each Lender shall participate on a PRO RATA basis in the Letters of Credit issued by the Agent, which participation shall automatically arise upon the issuance of each Letter of Credit. Each Lender unconditionally agrees that in the event the Borrowers do not reimburse the Agent by the time such reimbursement is due (as set forth in subsection (d) above) for the amount paid by the Agent on any draft presented under a Letter of Credit, then in that event such Lender shall pay to the Agent that portion of the amount of each draft so paid by the Agent which is equal to the same percentage of the amount so paid as the percentage which its Commitment bears to the aggregate of the Commitments and in return such Lender shall automatically receive an equivalent percentage participation in the rights of the Agent to obtain reimbursement from the Borrowers for the amount of such draft, together with interest thereon as provided for herein. In the event that any Lender fails to honor its obligation to reimburse the Agent for its PRO RATA share of the amount of any such draft, then in that event (i) each other Lender may, but shall not be obligated to, pay to the Agent its PRO RATA share of the payment due the Agent from the defaulting Lender, (ii) the defaulting Lender shall have no right to participate in any recoveries from the Borrowers in respect of such draft, and (iii) all amounts to which the defaulting Lender would otherwise be entitled under the terms of this Agreement shall first be applied to reimbursing any such Lenders making payments to the Agent under clause (i) above for their respective PRO RATA shares of the defaulting Lender's portion of the draft, together with interest thereon at the rate provided for in subsection (d) above. Upon reimbursement to such other Lenders pursuant to clause (iii) above of the amount advanced by them to the Agent in respect of the defaulting Lender's share of the draft, together with interest thereon, the defaulting Lender shall thereupon be entitled to its participation in the Agent's rights of recovery against the Borrowers in respect of the draft paid by the Agent."

     5. SECTION 7.K. CORPORATE STRUCTURE AND AFFILIATES. Section 7.K of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          "Section 7.K.  CORPORATE STRUCTURE AND AFFILIATES.     CWI has no
Subsidiaries and no Affiliates, other than the other Borrowers identified on
SCHEDULE 7.A hereto, and other than the Persons hereafter acquired/formed by any Borrower from time to time, and directors and shareholders of the foregoing."

     6. SECTION 8.A.2. FINANCIAL INFORMATION. Section 8.A.2(i) of the Credit Agreement hereby is deleted in its entirety.

     7.   SECTION 8.B.2.  DEBT.    Section 8.B.2(a)(ii) of the Credit Agreement
is hereby deleted in its entirety and replaced with the following:

          "(ii) Subordinated Debt up to $2,000,000 on terms and conditions acceptable to all Lenders;"

     8. SECTION 8.B.2. CAPITAL EXPENDITURES. Section 8.B.2(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

     "(b) The Borrowers shall not make Capital Expenditures in excess of Eight Million Dollars ($8,000,000) in the aggregate during any one Fiscal Year, it being understood that the amount of any Capital Expenditures permitted to be made during any one Fiscal Year, but not so made, shall not carry over to any subsequent Fiscal Year; and provided further that Borrowers shall not make any Capital Expenditures in excess of Two Million Five Hundred Thousand Dollars ($2,500,000) in the aggregate during any one Fiscal Year with respect to greenfield landfill projects (unpermitted sites)."

     9.   SECTION 8.B.3.  MERGERS AND ACQUISITIONS.    Subsection (3) of Section
8.B.3 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          "(3) If the acquisition involves a Landfill or disposal and treatment facility, it shall be subject to the Borrowers' standard due diligence review, the results of which are acceptable to the Agent and the Lenders in their sole discretion;"

     10. SECTION 10.C. ENTRY UPON PREMISES AND ACCESS TO INFORMATION. The first sentence of Section 10.C of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          "Section 10.C. ENTRY UPON PREMISES AND ACCESS TO INFORMATION. If an Event of Default then exists, without notice, demand or legal process of any kind, Agent, with the consent of all Lenders, may take possession of any or all of the Collateral, wherever it might be found and for that purpose, Agent shall have the right, without breaching the peace, to enter upon the premises of any Borrower where the Collateral is located (or is believed to be located) without any obligation to pay rent to any Borrower, or any other place or places under the control of any Borrower where the Collateral is believed to be located and kept, and remove the Collateral therefrom to the premises of Agent or any agent of Agent, for such time as Agent may desire, in order to effectively collect or liquidate the Collateral, and/or Agent may require any Borrower to assemble the Collateral and make it available to Agent at a place or places to be designated by Agent."

     11. SECTION 10.G. APPLICATION OF PAYMENTS. Subsection A of Section 10.G of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          "A. First, to the payment of all reasonable expenses (to the extent not paid by Borrowers) actually incurred by the Agent and/or any of the Lenders in connection with the exercise of such rights or remedies, including all out-of-pocket costs and expenses of collection, reasonable attorneys' fees and court costs, all costs incurred by any one or more of the Agent or the Lenders directly or indirectly in carrying out the terms, covenants and agreements contained in any Loan Document, together with interest thereon as provided therein, and all other costs and expenses described in Section 8.A.6;"

     12. SECTION 11.A. AGENCY PROVISIONS. Section 11.A(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          "Section 11.A. APPOINTMENT.

     (a) Each Lender hereby designates and appoints LaSalle National Bank as Agent of such Lender under this Agreement and the Loan Documents, and each Lender hereby irrevocably authorizes Agent to take such action on its behalf under the provisions of this Agreement and the Loan Documents and to exercise such powers as are set forth herein or therein, together with such other powers as are incidental thereto. Agent agrees to act as such on the express conditions contained in this Section 11."

     13.  SECTION 11.D.  DISTRIBUTION AND APPOINTMENT OF PAYMENTS.    The second
sentence of Section 11.D of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          "So long as there does not exist an Event of Default, all payments of principal and interest in respect of outstanding Loans, all payments of the fees described in this Agreement, and all payments in respect of any other Obligations shall be allocated among such of Lenders as are entitled thereto, in proportion to their respective PRO RATA shares or otherwise as provided herein."

     14.  SECTION 11.K.  ACTIONS AGAINST COLLATERAL.   Section 11.K of the
Credit Agreement is hereby deleted in its entirety and replaced with the following:

          "Section 11.K. ACTIONS AGAINST COLLATERAL. Each Lender agrees that it will not take any action, nor institute any actions or proceedings, against any Borrower or any other obligor hereunder with respect to exercising claims against or rights in any Collateral without the consent of the Agent and the Lenders."

     15.  SECTION 12.A.  ASSIGNMENTS AND PARTICIPATIONS.    Sections 12.A(a) and
12.A(e) of the Credit Agreement are hereby deleted in their entirety and replaced with the following:

          "Section 12.A. ASSIGNMENTS AND PARTICIPATIONS.

     (a) With the prior consent of both the Agent and CWI (which consents shall not be unreasonably withheld or delayed), a Lender may assign to one or more banks or other financial institutions all or a portion of its rights and obligations under this Agreement (including without limitation all or a portion of its Commitments, the Loans owing to it, and participation in Letters of Credit); PROVIDED, HOWEVER, that (i) each such assignment shall be of a constant, and not a varying, percentage of such Lender's rights and obligations under this Agreement, (ii) unless CWI and the Agent otherwise consent, the aggregate amount of the Commitments of such Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than Five Million Dollars ($5,000,000) and shall be an integral multiple of One Million Dollars ($1,000,000) and (iii) the parties to each such assignment shall execute and deliver to Agent, for its approval and acceptance, an Assignment and Acceptance in the form of EXHIBIT L hereto (an "ASSIGNMENT AND ACCEPTANCE"); PROVIDED, FURTHER that any Lender, without the consent of the Agent or CWI, may assign all or part of its rights and obligations to any Affiliate of the assigning Lender. Upon such execution, delivery, approval and acceptance of the Assignment and Acceptance, and upon the effective date specified therein, (a) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (b) the Lender-assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement."

     "(e) With the prior consent of both CWI and the Agent (which consents shall not be unreasonably withheld) each Lender may sell participations in or to all or a portion of its rights and obligations under this Agreement (including without limitation all or a portion of its Commitment, the Loans owing to it and participations in Letters of Credit); PROVIDED, HOWEVER, that in connection with any such sale, (i) such Lender's obligations under this Agreement (including without limitation its Commitment to Borrowers hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) Borrowers, Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and with regard to any and all payments to be made under this Agreement, (iv) the holder of any such participation shall not be entitled to voting rights under this Agreement except for voting rights with respect to the amendment or modification of those provisions of this Agreement for which the consent of all Lenders would be required; and (v) any party to which such a participation has been granted shall have the benefits of Sections 3.J. and 3.K. but shall not be entitled to receive any greater payment under either such Section than the Lender granting such participation would have been entitled to receive with respect to the rights transferred. No such participant shall have any rights under this Agreement except as provided in this Section 12.A.(e)."

     16.  FINANCIAL COVENANT.  The following subsection (e) hereby is added to
Section 8.A.1 of the Credit Agreement:

          "(e) The Borrowers' Consolidated ratio of (a) interest-bearing Debt to (b) EBITDA, as determined as of the end of each quarter of CWI's Fiscal Year for the period of the four fiscal quarters then ending (provided, however, that notwithstanding the foregoing, said ratio shall be determined on an annualized basis at June 30, 1995 for the one fiscal quarter then ended, at September 30, 1995 for the two fiscal quarters then ended, at December 31, 1995 for the three fiscal quarters then ended, and at all times thereafter for the four fiscal quarters then ended), shall not be greater than the following ratios at any time during the following periods:

     RATIO               PERIOD

     3.75 to 1.0         From June 30, 1995 to, and including, March 31, 1996;

     3.50 to 1.0         From April 1, 1996 to, and including, March 31, 1997;

     3.25 to 1.0         From April 1, 1997, and at all times thereafter."

     17.  CONDITIONS PRECEDENT.

     17.A.   DELIVERY OF DOCUMENTS AS CONDITIONS PRECEDENT.  The delivery of each of the following documents, each of which shall be satisfactory to the Agent in substance and form, by on or behalf of the Borrowers to the Agent shall constitute separate and distinct conditions precedent to the effectiveness of this Amendment:

     17.A.1. A copy of this Amendment duly executed by Borrowers.

     17.A.2. In form and substance satisfactory to the Agent, any other documents which the Agent may reasonably request from or to be delivered by the Borrowers from time to time to effect the intent of this Amendment and the Loan Documents.

     18. REPRESENTATIONS; WARRANTIES; COVENANTS. To induce the Agent and the Lenders to execute this Amendment, the Borrowers jointly and severally represent and warrant that, as of the date hereof:

          (i) the representations and warranties set forth in the Credit Agreement, including, without limitation, those set forth in
                 Section 7 thereof, and in the Loan Documents to which any Borrower is a party, are true and correct;

          (ii) the covenants and agreements set forth in the Credit Agreement, including, without limitation, those set forth in Section 8 thereof as amended hereby, and in the other Loan Documents to which any Borrower is a party, are not currently being breached and are inviolate;

          (iii) no Default or Event of Default currently exists under the Credit Agreement or any Loan Documents and is continuing; and

          (iv) the Borrowers have taken all corporate action necessary to enter into and authorize the execution and delivery of this Amendment and the other Loan Documents to be executed and delivered hereunder.

     19. REIMBURSEMENT FOR COSTS. As further inducement for the Agent and the Lenders to execute this Amendment, the Borrowers agree to reimburse the Agent for any costs or expenses any such party may incur in connection with the negotiation and drafting of this Amendment, including all attorneys' fees.

     20. GOVERNING LAW; SUCCESSORS AND ASSIGNS. This Amendment has been executed, delivered and accepted in and shall be deemed to have been made under and shall be governed by and construed in accordance with the internal laws of the State of Illinois without regard to its conflict of law rules. This Amendment shall be binding upon Borrowers and their respective successors and assigns and shall inure to the benefit of Agent, the Lenders and their respective successors and assigns; provided, however, that Borrowers shall not have the right to assign their rights or interests hereunder or under the Credit Agreement without the prior written consent of Agent.

     21. RELEASE. Borrowers, for and on behalf of their successors and assigns, hereby release, forever discharge and agree to hold harmless Agent and each Lender, and their respective successors and assigns, from any and all claims, actions or causes of action heretofore arising in any manner under, pursuant to or with respect to the Credit Agreement or the Loan Documents or Agent's or any Lender's administration or actions under, pursuant to or with respect to the Credit Agreement or the Loan Documents and from any suit or proceeding relating to the foregoing at any time against Agent or any Lender.

     22. AMENDMENT; RATIFICATION; NO WAIVER. The Credit Agreement and the other Loan Documents to which any Borrower is a party are hereby amended in all other respects to give effect to the foregoing amendments and agreements and, as so amended, shall remain in full force and effect and shall continue to constitute the valid and binding obligations of the Borrowers enforceable in accordance with their respective terms. This Amendment shall not be deemed to constitute or shall not be construed as a waiver of any rights, remedies, collateral or other security of or granted to the Bank under the foregoing or of any Event of Default or other default or breach which has occurred and is continuing thereunder as of the date hereof.

     23. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original hereof and all of which together shall constitute one and the same document.

     IN WITNESS WHEREOF, the Borrowers, the Agent and the Lenders have caused their respective officers, thereunto duly authorized, to execute this Amendment as of the date first above written.


BORROWERS:


CONTINENTAL WASTE INDUSTRIES,
 INC.


By:/s/ Jeffrey E. Levine
   ------------------------------
Name:  Jeffrey E. Levine
Title: Executive Vice President


BARKER BROTHERS, INC.


By:/s/ Jeffrey E. Levine
   ------------------------------
Name:  Jeffrey E. Levine
Title: Vice President


BARKER BROTHERS WASTE, INC.


By:/s/ Jeffrey E. Levine
   ------------------------------
Name:  Jeffrey E. Levine
Title: Vice President


BERRIEN COUNTY LANDFILL, INC.


By:/s/ Jeffrey E. Levine
   ------------------------------
Name:  Jeffrey E. Levine
Title: Vice President


BLUEGRASS RECYCLING & TRANSFER
  COMPANY


By:/s/ Jeffrey E. Levine
   ------------------------------
Name:  Jeffrey E. Levine
Title: Vice President

COMMERCIAL WASTE DISPOSAL, INC.


By:/s/ Jeffrey E. Levine
   ------------------------------
Name:  Jeffrey E. Levine
Title: Vice President


COVINGTON WASTE, INC.


By:/s/ Jeffrey E. Levine
   ------------------------------
Name:  Jeffrey E. Levine
Title: Vice President


CWI OF ILLINOIS, INC.


By:/s/ Jeffrey E. Levine
   ------------------------------
Name:  Jeffrey E. Levine
Title: Vice President


CWI OF MISSOURI, INC.


By:/s/ Jeffrey E. Levine
   ------------------------------
Name:  Jeffrey E. Levine
Title: Vice President


CWI VENTURE, INC.


By:/s/ Jeffrey E. Levine
   ------------------------------
Name:  Jeffrey E. Levine
Title: Vice President


FLL, INC.


By:/s/ Jeffrey E. Levine
   ------------------------------
Name:  Jeffrey E. Levine
Title: Vice President

G.E.M. ENVIRONMENTAL MANAGEMENT
  INC.


By:/s/ Jeffrey E. Levine
   ------------------------------
Name:  Jeffrey E. Levine
Title: Vice President


GILA BEND REGIONAL LANDFILL, INC.


By:/s/ Jeffrey E. Levine
   ------------------------------
Name:  Jeffrey E. Levine
Title: Vice President


GREENFIELD ENVIRONMENTAL DEVELOPMENT
  CORP.


By:/s/ Jeffrey E. Levine
   ------------------------------
Name:  Jeffrey E. Levine
Title: Vice President


JAMAX CORPORATION


By:/s/ Jeffrey E. Levine
   ------------------------------
Name:  Jeffrey E. Levine
Title: Vice President


KARAT CORP.


By:/s/ Jeffrey E. Levine
   ------------------------------
Name:  Jeffrey E. Levine
Title: Vice President


MIDWEST MATERIAL MANAGEMENT, INC.


By:/s/ Jeffrey E. Levine
   ------------------------------
Name:  Jeffrey E. Levine
Title: Vice President

NORTHWEST TENNESSEE DISPOSAL
 CORPORATION


By:/s/ Jeffrey E. Levine
   ------------------------------
Name:  Jeffrey E. Levine
Title: Vice President


PRICHARD LANDFILL CORPORATION


By:/s/ Jeffrey E. Levine
   ------------------------------
Name:  Jeffrey E. Levine
Title: Vice President


SANDY HOLLOW LANDFILL CORP.


By:/s/ Jeffrey E. Levine
   ------------------------------
Name:  Jeffrey E. Levine
Title: Vice President


SANIFILL, INC.


By:/s/ Jeffrey E. Levine
   ------------------------------
Name:  Jeffrey E. Levine
Title: Vice President


SOUTHERN ILLINOIS REGIONAL
 LANDFILL, INC.


By:/s/ Jeffrey E. Levine
   ------------------------------
Name:  Jeffrey E. Levine
Title: Vice President


SOUTH TRANS, INC.


By:/s/ Jeffrey E. Levine
   ------------------------------
Name:  Jeffrey E. Levine
Title: Vice President

SPRINGFIELD ENVIRONMENTAL, INC.


By:/s/ Jeffrey E. Levine
   ------------------------------
Name:  Jeffrey E. Levine
Title: Vice President


SPRINGFIELD ENVIRONMENTAL, INC.


By:/s/ Jeffrey E. Levine
   ------------------------------
Name:  Jeffrey E. Levine
Title: Vice President


TRIPLE G LANDFILLS, INC.


By:/s/ Jeffrey E. Levine
   ------------------------------
Name:  Jeffrey E. Levine
Title: Vice President


UNITED REFUSE CO., INC.


By:/s/ Jeffrey E. Levine
   ------------------------------
Name:  Jeffrey E. Levine
Title: Vice President


VICTORY ENVIRONMENTAL SERVICES,
 INC.


By:/s/ Jeffrey E. Levine
   ------------------------------
Name:  Jeffrey E. Levine
Title: Vice President


VICTORY WASTE INCORPORATED


By:/s/ Jeffrey E. Levine
   ------------------------------
Name:  Jeffrey E. Levine
Title: Vice President

WPP CONTINENTAL DE COSTA RICA S.A.


By:/s/ Jeffrey E. Levine
   ------------------------------
Name:  Jeffrey E. Levine
Title: Vice President


WPP SERVICES, INC.


By:/s/ Jeffrey E. Levine
   ------------------------------
Name:  Jeffrey E. Levine
Title: Vice President



                         AGENT:


                         LASALLE NATIONAL BANK, as Agent


                         By:  /s/ Mike Foster
                              -----------------------------------
                         Name:   Mike Foster
                         Title:  First Vice President

                         Address:  120 South LaSalle Street
                                   Chicago, Illinois  60603

                         Telephone:  312-904-2791
                         Telecopy:   312-904-8544

                         LENDERS:


                              LASALLE NATIONAL BANK


120 South LaSalle Street      By: /s/ Mike Foster
Chicago, Illinois  60603           ------------------------------
                              Name:  Mike Foster
                              Title: First Vice President

Telephone:  312-904-2791
Telecopy:   312-904-8544

Lending Offices:              120 South LaSalle Street
                              Chicago, Illinois  60603

     Prime Rate Loan:         _________________________
                              _________________________
                              _________________________


     LIBOR Loans:             _________________________
                              _________________________
                              _________________________


Amount of Commitment:    $15,000,000


                              THE FIRST NATIONAL BANK OF BOSTON


100 Federal Street            By:  /s/ ?
Boston, MA  02106                  ------------------------------
                              Name:   ?
                                      ---------------------------
                              Title:  ?
                                      ---------------------------

Telephone:  617-434-4295
Telecopy:   617-434-2160

Lending Offices:              100 Federal Street
                              Boston, MA  02106

     Prime Rate Loan:         _________________________
                              _________________________
                              _________________________

     LIBOR Loans:             _________________________
                              _________________________
                              _________________________


Amount of Commitment:    $15,000,000

                              BANK OF AMERICA ILLINOIS


231 South LaSalle Street      By:  /s/ Robert P. Rospierski
Chicago, Illinois  60603           ------------------------------
                              Name:   Robert P. Rospierski
                                      ---------------------------
                              Title:  Vice President
                                      ---------------------------

Telephone:  312-828-8363
Telecopy:   312-828-1974


Lending Offices:              231 South LaSalle Street
                              Chicago, Illinois  60603

     Prime Rate Loan:         _________________________
                              _________________________
                              _________________________


     LIBOR Loans:             _________________________
                              _________________________
                              _________________________


Amount of Commitment:    $15,000,000

                                 REVOLVING NOTE

$15,000,000                                                         June 6, 1995

     Continental Waste Industries, Inc., a Delaware corporation, together with its Subsidiaries, which currently consist of Barker Brothers, Inc., a Tennessee corporation, Barker Brothers Waste, Inc., a Tennessee corporation, Berrien County Landfill, Inc., Michigan corporation, Bluegrass Recycling & Transfer Company, a Kentucky corporation, Commercial Waste Disposal, Inc., a Kentucky corporation, Covington Waste, Inc. a Tennessee corporation, CWI of Illinois, Inc., an Illinois corporation, CWI of Missouri, Inc., a Missouri corporation, CWI Venture, Inc., a New Jersey corporation, FLL, Inc., a Michigan corporation, G.E.M. Environmental Management Inc., a Delaware corporation, Gila Bend Regional Landfill, Inc., an Arizona corporation, Greenfield Environmental Development Corp., a Delaware corporation, Jamax Corporation, an Indiana corporation, Karat Corp., a New Jersey corporation, Midwest Material Management, Inc., an Indiana corporation, Northwest Tennessee Disposal Corporation, a Tennessee corporation, Prichard Landfill Corporation, a West Virginia corporation, Sandy Hollow Landfill Corp., a West Virginia corporation, Sanifill, Inc., a Tennessee corporation, Southern Illinois Regional Landfill, Inc., an Illinois corporation, South Trans, Inc., a New Jersey corporation, Springfield Environmental, Inc., a Delaware corporation, Springfield Environmental, Inc., an Indiana corporation, Triple G Landfills, Inc., an Indiana corporation, United Refuse Co., Inc., an Indiana corporation, Victory Environmental Services, Inc., a Delaware corporation, Victory Waste Incorporated, a California corporation, WPP Continental de Costa Rica S.A., a Costa Rican corporation, and WPP Services, Inc., an Ohio corporation (individually, any of said corporations may be referred to herein as a "MAKER," and collectively are sometimes referred to as the "MAKERS"), for value received, hereby jointly and severally promise to pay to the order of The First National Bank of Boston (the "BANK"), on the Expiration Date (as defined in the Credit Agreement), the principal sum of Fifteen Million Dollars ($15,000,000), or, if less, the aggregate unpaid principal amount of all Revolving Loans made to the Makers by the Bank pursuant to the Credit Agreement referenced below. This Note shall bear interest (computed on the basis of a 360 day year) on any and all principal amounts remaining unpaid hereunder from time to time, from the date hereof until maturity, at a fluctuating interest rate per annum determined in accordance with
Section 3 of the Credit Agreement. Interest hereunder shall be payable in arrears at the times set forth at Section 3 of the Credit Agreement. Any amount of interest or principal hereof which is not paid when due, whether at maturity, by acceleration or otherwise, shall bear interest payable on demand at a fluctuating annual interest rate equal at all times to the applicable Default Rate. If, at any time, the applicable interest rate hereunder is deemed by any competent court of law, governmental agency, board, commission or tribunal, to exceed the maximum rate of interest permitted by applicable law, then, for such time as the applicable interest rate hereunder would be deemed excessive, such interest rate shall be suspended and this Note shall bear interest at the maximum rate permissible under such applicable law, but thereafter, the former applicable interest rate hereunder shall be reinstated.

          This Note may be prepaid in whole or in part at any time or from time to time in accordance with the terms of the Credit Agreement. All payments hereunder shall be applied first to interest on the unpaid balance at the rate herein specified or referred to and then to principal. All payments of principal and interest on this Note shall be payable in lawful money of the United States of America at the offices of LaSalle National Bank located at 120 South LaSalle Street, Chicago, Illinois 60603, or at such other place as the holder of this Note may designate in writing to the undersigned. Except as otherwise set forth in the Credit Agreement, if any payment of principal or interest hereunder shall become due on a Saturday, Sunday or business holiday under the laws of the State of Illinois or the United States of America, such payments shall be made on the next succeeding business day and such extension shall be included in computing any interest in respect of such payment.

     This Note is the or one of the Revolving Notes referred to in, and evidences certain indebtedness incurred by the Makers to the Bank under, that certain Credit Agreement dated March 28, 1995, among the Bank, LaSalle National Bank as Agent, and the Makers as amended by a First Amendment to Credit Agreement of even date herewith (together with any amendments, extensions, modifications, renewals, restatements and substitutions thereof and therefor, being referred to herein, collectively, as the "CREDIT AGREEMENT"), to which reference is hereby made for a statement of the terms and conditions under which the due date of this Note or any payment thereon may be accelerated. The holder of this Note is entitled to all of the benefits and security provided in said Credit Agreement, and the Loan Documents referred to therein. The Makers jointly and severally agree to pay all costs of collection and all reasonable attorneys' fees paid or incurred in enforcing any of the Bank's rights hereunder, under the Credit Agreement, or under any Loan Documents referred to therein promptly on demand of the Bank.

     The principal amount of this Note evidences the maximum aggregate principal amount of all Revolving Loans available to the Makers from the Bank pursuant to the Credit Agreement. Notwithstanding the stated principal amount of this Note, the Makers' liability hereunder at any time hereafter shall be limited to the aggregate of the then unpaid principal amount of all Revolving Loans made by the Bank to or for the account of the Makers pursuant to the Credit Agreement, together with accrued interest thereon, and all other costs and expenses as provided in the Credit Agreement. In determining the Makers' liability to the

Bank hereunder, the books and records of the Bank shall establish a rebuttable presumption of such liability.

     EXCEPT TO THE EXTENT PROVIDED IN THE CREDIT AGREEMENT, THE MAKERS HEREBY WAIVE DEMAND, PRESENTMENT, PROTEST, NOTICE OF PROTEST, NOTICE OF DISHONOR OR DEFAULT AND ANY OTHER NOTICE OR DEMAND OF WHATSOEVER KIND OR NATURE IN CONNECTION WITH THIS NOTE AND THE LOANS EVIDENCED HEREBY. THE MAKERS HEREBY CONSENT TO THE JURISDICTION OF ANY FEDERAL, STATE OR LOCAL COURT LOCATED WITHIN COOK COUNTY, ILLINOIS AND WAIVE ANY RIGHT TO TRIAL BY JURY AND ANY OBJECTION TO VENUE WITH RESPECT TO ANY ACTION INSTITUTED HEREUNDER OR UNDER THE CREDIT AGREEMENT. THE MAKERS HEREBY FURTHER WAIVE PERSONAL SERVICE OF ANY PROCESS OR PAPERS TO BE SERVED IN ANY SUCH ACTION AND AGREE THAT ANY SUCH SERVICE MAY BE MADE BY MAILING SUCH PROCESS OR PAPERS, POSTAGE PREPAID AND ADDRESSED TO BOTH THE MAKERS AT THE ADDRESS SET FORTH BELOW AND TO THE MAKERS' REGISTERED AGENTS, BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, IN WHICH CASE SUCH PROCESS OR PAPERS SHALL BE DEEMED RECEIVED FIVE (5) DAYS THEREAFTER, OR BY OVERNIGHT MAIL OR EXPRESS DELIVERY SERVICE, IN WHICH CASE SUCH PROCESS OR PAPERS SHALL BE DEEMED RECEIVED ONE (1) DAY THEREAFTER.

                                        MAKERS:

                                        CONTINENTAL WASTE INDUSTRIES,
                                        INC., a Delaware corporation
MAILING ADDRESS:

67 Walnut Avenue                        By:  /s/ Jeffrey E. Levine
Suite 103                                  ------------------------------------
Clark, NJ   07066                       Name:    Jeffrey E. Levine
                                        Title:   Executive Vice President


                                        BARKER BROTHERS, INC.
                                        a Tennessee corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                            ------------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07060                       Its:     Vice President


                                        BARKER BROTHERS WASTE, INC.,
                                        a Tennessee corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                            ------------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07060                       Its:     Vice President

MAILING ADDRESS:

                                        BERRIEN COUNTY LANDFILL, INC.,
                                        a Michigan corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                            ------------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07060                       Its:     Vice President


                                        BLUEGRASS RECYCLING & TRANSFER
                                        COMPANY, a Kentucky corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                             -----------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07060                       Its:     Vice President


                                        COMMERCIAL WASTE DISPOSAL, INC.,
                                        a Kentucky corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                            ------------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07060                       Its:     Vice President


                                        COVINGTON WASTE INC., a
                                        Tennessee corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                            ------------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07060                       Its:     Vice President


                                        CWI OF ILLINOIS, INC.,
                                        an Illinois corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                            ------------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07060                       Its:     Vice President

MAILING ADDRESS:

                                        CWI OF MISSOURI, INC.,
                                        a Missouri corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                             -----------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07060                       Its:     Vice President


                                        CWI VENTURE, INC.,
                                        a New Jersey corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                            ------------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07060                       Its:     Vice President


                                        FLL, INC.,
                                        a Michigan corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                            ------------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07060                       Its:     Vice President


                                        G.E.M. ENVIRONMENTAL MANAGEMENT
                                        INC., a Delaware corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                            ------------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07060                       Its:     Vice President


                                        GILA BEND REGIONAL LANDFILL,
                                        INC., an Arizona corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                            ------------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07060                       Its:     Vice President

MAILING ADDRESS:

                                        GREENFIELD ENVIRONMENTAL
                                        DEVELOPMENT CORP.,
                                        a Delaware corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                             -----------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07060                       Its:     Vice President


                                        JAMAX CORPORATION, an Indiana
                                        corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                            ------------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07060                       Its:     Vice President

                                        KARAT CORP., a New Jersey
                                        corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                            ------------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07060                       Its:     Vice President


                                        MIDWEST MATERIAL MANAGEMENT,
                                        INC., an Indiana corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                            ------------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07060                       Its:     Vice President


                                        NORTHWEST TENNESSEE DISPOSAL
                                        CORPORATION, a Tennessee
                                        corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                            ------------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07060                       Its:     Vice President

MAILING ADDRESS:

                                        PRICHARD LANDFILL CORPORATION
                                        a West Virginia corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                             -----------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07066                       Its:     Vice President


                                        SANIFILL, INC., a Tennessee
                                        corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                            ------------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07066                       Its:     Vice President


                                        SANDY HOLLOW LANDFILL CORP.
                                        a West Virginia corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                            ------------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07066                       Its:     Vice President


                                        SOUTHERN ILLINOIS REGIONAL
                                        LANDFILL, INC., an Illinois
                                        corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                            ------------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07066                       Its:     Vice President


                                        SOUTH TRANS, INC.,
                                        a New Jersey corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                            ------------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07066                       Its:     Vice President

MAILING ADDRESS:

                                        SPRINGFIELD ENVIRONMENTAL, INC.,
                                        a Delaware corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                             -----------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07066                       Its:     Vice President


                                        SPRINGFIELD ENVIRONMENTAL, INC.,
                                        an Indiana corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                            ------------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07066                       Its:     Vice President


                                        TRIPLE G LANDFILLS, INC.,
                                        an Indiana corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                            ------------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07066                       Its:     Vice President


                                        UNITED REFUSE CO., INC.,
                                        an Indiana corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                            ------------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07066                       Its:     Vice President


                                        VICTORY ENVIRONMENTAL SERVICES,
                                        INC., a Delaware corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                            ------------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07066                       Its:     Vice President

MAILING ADDRESS:

                                        VICTORY WASTE INCORPORATED,
                                        a California corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                             -----------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07066                       Its:     Vice President


                                        WPP CONTINENTAL de COSTA RICA
                                        S.A., a Costa Rican corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                            ------------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07066                       Its:     Vice President


                                        WPP SERVICES, INC.,
                                        an Ohio corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                            ------------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07066                       Its:     Vice President

                                 REVOLVING NOTE

$15,000,000                                                         June 6, 1995

     Continental Waste Industries, Inc., a Delaware corporation, together with its Subsidiaries, which currently consist of Barker Brothers, Inc., a Tennessee corporation, Barker Brothers Waste, Inc., a Tennessee corporation, Berrien County Landfill, Inc., Michigan corporation, Bluegrass Recycling & Transfer Company, a Kentucky corporation, Commercial Waste Disposal, Inc., a Kentucky corporation, Covington Waste, Inc. a Tennessee corporation, CWI of Illinois, Inc., an Illinois corporation, CWI of Missouri, Inc., a Missouri corporation, CWI Venture, Inc., a New Jersey corporation, FLL, Inc., a Michigan corporation, G.E.M. Environmental Management Inc., a Delaware corporation, Gila Bend Regional Landfill, Inc., an Arizona corporation, Greenfield Environmental Development Corp., a Delaware corporation, Jamax Corporation, an Indiana corporation, Karat Corp., a New Jersey corporation, Midwest Material Management, Inc., an Indiana corporation, Northwest Tennessee Disposal Corporation, a Tennessee corporation, Prichard Landfill Corporation, a West Virginia corporation, Sandy Hollow Landfill Corp., a West Virginia corporation, Sanifill, Inc., a Tennessee corporation, Southern Illinois Regional Landfill, Inc., an Illinois corporation, South Trans, Inc., a New Jersey corporation, Springfield Environmental, Inc., a Delaware corporation, Springfield Environmental, Inc., an Indiana corporation, Triple G Landfills, Inc., an Indiana corporation, United Refuse Co., Inc., an Indiana corporation, Victory Environmental Services, Inc., a Delaware corporation, Victory Waste Incorporated, a California corporation, WPP Continental de Costa Rica S.A., a Costa Rican corporation, and WPP Services, Inc., an Ohio corporation (individually, any of said corporations may be referred to herein as a "MAKER," and collectively are sometimes referred to as the "MAKERS"), for value received, hereby jointly and severally promise to pay to the order of Bank of America Illinois (the "BANK"), on the Expiration Date (as defined in the Credit Agreement), the principal sum of Fifteen Million Dollars ($15,000,000), or, if less, the aggregate unpaid principal amount of all Revolving Loans made to the Makers by the Bank pursuant to the Credit Agreement referenced below. This Note shall bear interest (computed on the basis of a 360 day year) on any and all principal amounts remaining unpaid hereunder from time to time, from the date hereof until maturity, at a fluctuating interest rate per annum determined in accordance with Section 3 of the Credit Agreement. Interest hereunder shall be payable in arrears at the times set forth at Section 3 of the Credit Agreement. Any amount of interest or principal hereof which is not paid when due, whether at maturity, by acceleration or otherwise, shall bear interest payable on demand at a fluctuating annual interest rate equal at all times to the applicable Default Rate. If, at any time, the applicable interest rate hereunder is deemed by any competent court of law, governmental agency, board, commission or tribunal, to exceed the maximum rate of interest permitted by applicable law, then, for interest rate hereunder would be deemed excessive, such interest rate shall be suspended and this Note shall bear interest at the maximum rate permissible under such applicable law, but thereafter, the former applicable interest rate hereunder shall be reinstated.

          This Note may be prepaid in whole or in part at any time or from time to time in accordance with the terms of the Credit Agreement. All payments hereunder shall be applied first to interest on the unpaid balance at the rate herein specified or referred to and then to principal. All payments of principal and interest on this Note shall be payable in lawful money of the United States of America at the offices of LaSalle National Bank located at 120 South LaSalle Street, Chicago, Illinois 60603, or at such other place as the holder of this Note may designate in writing to the undersigned. Except as otherwise set forth in the Credit Agreement, if any payment of principal or interest hereunder shall become due on a Saturday, Sunday or business holiday under the laws of the State of Illinois or the United States of America, such payments shall be made on the next succeeding business day and such extension shall be included in computing any interest in respect of such payment.

     This Note is the or one of the Revolving Notes referred to in, and evidences certain indebtedness incurred by the Makers to the Bank under, that certain Credit Agreement dated March 28, 1995, among the Bank, LaSalle National Bank as Agent, and the Makers as amended by a First Amendment to Credit Agreement of even date herewith (together with any amendments, extensions, modifications, renewals, restatements and substitutions thereof and therefor, being referred to herein, collectively, as the "CREDIT AGREEMENT"), to which reference is hereby made for a statement of the terms and conditions under which the due date of this Note or any payment thereon may be accelerated. The holder of this Note is entitled to all of the benefits and security provided in said Credit Agreement, and the Loan Documents referred to therein. The Makers jointly and severally agree to pay all costs of collection and all reasonable attorneys' fees paid or incurred in enforcing any of the Bank's rights hereunder, under the Credit Agreement, or under any Loan Documents referred to therein promptly on demand of the Bank.

     The principal amount of this Note evidences the maximum aggregate principal amount of all Revolving Loans available to the Makers from the Bank pursuant to the Credit Agreement. Notwithstanding the stated principal amount of this Note, the Makers' liability hereunder at any time hereafter shall be limited to the aggregate of the then unpaid principal amount of all Revolving Loans made by the Bank to or for the account of the Makers pursuant to the Credit Agreement, together with accrued interest thereon, and all other costs and expenses as provided in the Credit Agreement. In determining the Makers' liability to the Bank hereunder, the books and records of the Bank shall establish a rebuttable presumption of such liability.

     EXCEPT TO THE EXTENT PROVIDED IN THE CREDIT AGREEMENT, THE MAKERS HEREBY WAIVE DEMAND, PRESENTMENT, PROTEST, NOTICE OF PROTEST, NOTICE OF DISHONOR OR DEFAULT AND ANY OTHER NOTICE OR DEMAND OF WHATSOEVER KIND OR NATURE IN CONNECTION WITH THIS NOTE AND THE LOANS EVIDENCED HEREBY. THE MAKERS HEREBY CONSENT TO THE JURISDICTION OF ANY FEDERAL, STATE OR LOCAL COURT LOCATED WITHIN COOK COUNTY, ILLINOIS AND WAIVE ANY RIGHT TO TRIAL BY JURY AND ANY OBJECTION TO VENUE WITH RESPECT TO ANY ACTION INSTITUTED HEREUNDER OR UNDER THE CREDIT AGREEMENT. THE MAKERS HEREBY FURTHER WAIVE PERSONAL SERVICE OF ANY PROCESS OR PAPERS TO BE SERVED IN ANY SUCH ACTION AND AGREE THAT ANY SUCH SERVICE MAY BE MADE BY MAILING SUCH PROCESS OR PAPERS, POSTAGE PREPAID AND ADDRESSED TO BOTH THE MAKERS AT THE ADDRESS SET FORTH BELOW AND TO THE MAKERS' REGISTERED AGENTS, BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, IN WHICH CASE SUCH PROCESSOR PAPERS SHALL BE DEEMED RECEIVED FIVE (5) DAYS THEREAFTER, OR BY OVERNIGHT MAIL OR EXPRESS DELIVERY SERVICE, IN WHICH CASE SUCH PROCESS OR PAPERS SHALL BE DEEMED RECEIVED ONE (1) DAY THEREAFTER.

                                        MAKERS:

                                        CONTINENTAL WASTE INDUSTRIES,
                                        INC., a Delaware corporation
MAILING ADDRESS:

67 Walnut Avenue                        By:  /s/ Jeffrey E. Levine
Suite 103                                  ------------------------------------
Clark, NJ   07066                       Name:    Jeffrey E. Levine
                                        Title:   Executive Vice President


                                        BARKER BROTHERS, INC.
                                        a Tennessee corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                            ------------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07060                       Its:     Vice President


                                        BARKER BROTHERS WASTE, INC.,
                                        a Tennessee corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                            ------------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07060                       Its:     Vice President

MAILING ADDRESS:

                                        BERRIEN COUNTY LANDFILL, INC.,
                                        a Michigan corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                            ------------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07060                       Its:     Vice President


                                        BLUEGRASS RECYCLING & TRANSFER
                                        COMPANY, a Kentucky corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                             -----------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07060                       Its:     Vice President


                                        COMMERCIAL WASTE DISPOSAL, INC.,
                                        a Kentucky corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                            ------------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07060                       Its:     Vice President


                                        COVINGTON WASTE INC., a
                                        Tennessee corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                            ------------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07060                       Its:     Vice President


                                        CWI OF ILLINOIS, INC.,
                                        an Illinois corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                            ------------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07060                       Its:     Vice President

MAILING ADDRESS:

                                        CWI OF MISSOURI, INC.,
                                        a Missouri corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                             -----------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07060                       Its:     Vice President


                                        CWI VENTURE, INC.,
                                        a New Jersey corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                            ------------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07060                       Its:     Vice President


                                        FLL, INC.,
                                        a Michigan corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                            ------------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07060                       Its:     Vice President


                                        G.E.M. ENVIRONMENTAL MANAGEMENT
                                        INC., a Delaware corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                            ------------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07060                       Its:     Vice President


                                        GILA BEND REGIONAL LANDFILL,
                                        INC., an Arizona corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                            ------------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07060                       Its:     Vice President

MAILING ADDRESS:

                                        GREENFIELD ENVIRONMENTAL
                                        DEVELOPMENT CORP.,
                                        a Delaware corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                             -----------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07060                       Its:     Vice President


                                        JAMAX CORPORATION, an Indiana
                                        corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                            ------------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07060                       Its:     Vice President

                                        KARAT CORP., a New Jersey
                                        corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                            ------------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07060                       Its:     Vice President


                                        MIDWEST MATERIAL MANAGEMENT,
                                        INC., an Indiana corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                            ------------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07060                       Its:     Vice President


                                        NORTHWEST TENNESSEE DISPOSAL
                                        CORPORATION, a Tennessee
                                        corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                            ------------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07060                       Its:     Vice President

MAILING ADDRESS:

                                        PRICHARD LANDFILL CORPORATION
                                        a West Virginia corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                             -----------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07066                       Its:     Vice President


                                        SANIFILL, INC., a Tennessee
                                        corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                            ------------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07066                       Its:     Vice President


                                        SANDY HOLLOW LANDFILL CORP.
                                        a West Virginia corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                            ------------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07066                       Its:     Vice President


                                        SOUTHERN ILLINOIS REGIONAL
                                        LANDFILL, INC., an Illinois
                                        corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                            ------------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07066                       Its:     Vice President


                                        SOUTH TRANS, INC.,
                                        a New Jersey corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                            ------------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07066                       Its:     Vice President

MAILING ADDRESS:

                                        SPRINGFIELD ENVIRONMENTAL, INC.,
                                        a Delaware corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                             -----------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07066                       Its:     Vice President


                                        SPRINGFIELD ENVIRONMENTAL, INC.,
                                        an Indiana corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                            ------------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07066                       Its:     Vice President


                                        TRIPLE G LANDFILLS, INC.,
                                        an Indiana corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                            ------------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07066                       Its:     Vice President


                                        UNITED REFUSE CO., INC.,
                                        an Indiana corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                            ------------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07066                       Its:     Vice President


                                        VICTORY ENVIRONMENTAL SERVICES,
                                        INC., a Delaware corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                            ------------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07066                       Its:     Vice President

MAILING ADDRESS:

                                        VICTORY WASTE INCORPORATED,
                                        a California corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                             -----------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07066                       Its:     Vice President


                                        WPP CONTINENTAL de COSTA RICA
                                        S.A., a Costa Rican corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                            ------------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07066                       Its:     Vice President


                                        WPP SERVICES, INC.,
                                        an Ohio corporation

c/o Continental Waste                   By:  /s/ Jeffrey E. Levine
Industries Inc.                            ------------------------------------
67 Walnut Avenue, Suite 103             Name:    Jeffrey E. Levine
Clark, NJ   07066                       Its:     Vice President

                            ASSIGNMENT AND ACCEPTANCE


          This ASSIGNMENT AND ACCEPTANCE is entered into as of June 6, 1995 between LaSalle National Bank (the "ASSIGNOR") and The First National Bank of Boston (the "ASSIGNEE").

                             PRELIMINARY STATEMENTS:

          A. Reference is made to that certain Credit Agreement dated as of March 28, 1995 (as the same may be amended, restated, modified or renewed, the "AGREEMENT") among LaSalle National Bank, as agent (the "AGENT") for itself and each other bank or financial institution which is or becomes a party to the Agreement by execution of a counterpart signature page thereto or an Assignment and Acceptance, as assignee (collectively, the "LENDERS") and Continental Waste Industries, Inc., a Delaware corporation ("CWI"), together with its Subsidiaries (as defined in the Agreement) (individually, any of said corporations may be referred to herein as a "BORROWER," and collectively are sometimes referred to as the "BORROWERS"). Terms defined in the Agreement and not otherwise defined herein are used herein as therein defined.

          B. This Assignment and Acceptance is made with reference to the following facts:

               (i) The Assignor is a Lender and, as such, presently holds a PRO RATA share of the rights and obligations of Lenders under the Agreement.

               (ii) As of the Effective Date (as defined below), the aggregate amount of the Commitments of Lenders under the Agreement is set forth below:

                                                            Aggregate Amount
                                                            ----------------
          Letter of Credit Commitment                         $ 5,000,000*
          Revolving Loan Commitment                            45,000,000 less
                                                            Existing Letters of
                                                                 Credit
                    Total Commitment                          $45,000,000

               (iii) On the terms and conditions set forth below, the Assignor desires to sell and assign to the Assignee, and the Assignee desires to purchase and assume from the Assignor, on the Effective Date (as defined below), that portion of the Assignor's rights and obligations under the Agreement which is equal to 0.333333333 percent ("ASSIGNED PERCENTAGE") of the rights and obligations of all Lenders under the Agreement as of

--------------------
     * Equal to the lesser of $5,000,000 or the unused amount of the Total Commitment.

          the Effective Date and which shall constitute the Assignee's PRO RATA share.

          NOW, THEREFORE, the Assignor and the Assignee hereby agree as follows:

          1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, that portion of the Assignor's rights and obligations under the Agreement equal to the Assigned Percentage of (a) the Commitment as in effect as of the Effective Date, and (b) that portion of each of the Revolving Loans and the Letters of Credit outstanding on the Effective Date.

          2. The Assignor represents and warrants that as of the Effective Date and before giving effect to this Assignment (a) its PRO RATA share is 100 percent; (b) its PRO RATA share of the Commitment is $45,000,000; and (c) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim. The Assignor makes no representation or warranty and assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Agreement or any other Loan Document, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement or any other Loan Document or any other instrument or document furnished pursuant thereto or any Collateral or (ii) the financial condition of any party to any of the Loan Documents or the performance or observance by any party to any of the Loan Documents of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto. Except for the representations above, the sale, transfer and assignment of the interests hereunder is made without warranty or recourse against the Assignor.

          3. The Assignee (a) confirms that it has received a copy of the Agreement, together with copies of such documents and financial and other information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (b) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement; (c) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (d) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Agreement are required to be performed by it as a Lender; and
(e) specifies
as its address for notices the office set forth beneath its name on the signature page hereof.

          4. Following the execution of this Assignment and Acceptance, the original hereof will be delivered to the Agent for approval and acceptance by the Agent and a copy hereof will be delivered to Borrowers. The effective date for this Assignment and Acceptance (the "EFFECTIVE DATE") shall be the later of
(a) June 6, 1995, or (b) the date on which this Assignment and Acceptance is accepted by the Agent; PROVIDED, HOWEVER, that the Assignor may in its sole and absolute discretion terminate this Assignment and Acceptance if the Effective Date has not occurred within sixty (60) days following the execution hereof by the Assignor and the Assignee.

          5. Upon such approval and acceptance by the Agent, from and after the Effective Date, (a) the Assignee shall be a party to the Agreement and have the rights and obligations of a Lender thereunder and under the other Loan Documents; and (b) the Assignor shall, to the extent of the interests of Assignor assigned pursuant hereto, relinquish its rights and be released from its obligations under the Agreement and the other Loan Documents.

          6. Upon such approval and acceptance by the Agent, from and after the Effective Date, the Agent shall make all payments under the Agreement in respect of the interest assigned hereby (including without limitation all payments of principal, interest and fees with respect thereto) to the Assignee. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Agreement for periods prior to the Effective Date directly between themselves. Assignor shall pay to Assignee, on the Effective Date, a commitment fee equal to $75,000.

          7. The Borrowers shall issue new promissory notes payable to the order of the Assignee in an amount equal to the Assignee's PRO RATA share of the Commitment, and to the Assignor in an amount equal to the PRO RATA share of the Commitment retained by the Assignor.

          8. THIS ASSIGNMENT AND ACCEPTANCE AND THE RIGHTS, OBLIGATIONS AND LIABILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.


                                        ASSIGNOR:

                                        LASALLE NATIONAL BANK

                                        By: /s/ Michael Foster
                                           -------------------------------------
                                        Name:   Michael Foster
                                        Title:  First Vice President


                                        ASSIGNEE:

                                        THE FIRST NATIONAL BANK OF BOSTON


                                        By: /s/
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        Address for notices:

                                        100 Federal Street
                                        Boston, Massachusetts  02106
                                        617-434-4295 (Telephone)
                                        617-434-2160 (Fax)

Accepted this 7th day of
June, 1995.

LASALLE NATIONAL BANK,
as Agent

By: /s/ Michael Foster
   -------------------------------------
Name:   Michael Foster
Title:  First Vice President

Accepted this 2nd day of
June, 1995.

CONTINENTAL WASTE INDUSTRIES, INC.


By: /s/ Jeffrey E. Levine
   -------------------------------------
Name: JEFFREY E. LEVINE
     -----------------------------------
Title: Executive V.P.
      ----------------------------------

                            ASSIGNMENT AND ACCEPTANCE


          This ASSIGNMENT AND ACCEPTANCE is entered into as of June 6, 1995 between LaSalle National Bank (the "ASSIGNOR") and Bank of America Illinois (the "ASSIGNEE").

                             PRELIMINARY STATEMENTS:

          A. Reference is made to that certain Credit Agreement dated as of March 28, 1995 (as the same may be amended, restated, modified or renewed, the "AGREEMENT") among LaSalle National Bank, as agent (the "AGENT") for itself and each other bank or financial institution which is or becomes a party to the Agreement by execution of a counterpart signature page thereto or an Assignment and Acceptance, as assignee (collectively, the "LENDERS") and Continental Waste Industries, Inc., a Delaware corporation ("CWI"), together with its Subsidiaries (as defined in the Agreement) (individually, any of said corporations may be referred to herein as a "BORROWER," and collectively are sometimes referred to as the "BORROWERS"). Terms defined in the Agreement and not otherwise defined herein are used herein as therein defined.

          B. This Assignment and Acceptance is made with reference to the following facts:

               (i) The Assignor is a Lender and, as such, presently holds a PRO RATA share of the rights and obligations of Lenders under the Agreement.

               (ii) As of the Effective Date (as defined below), the aggregate amount of the Commitments of Lenders under the Agreement is set forth below:

                                                            Aggregate Amount
                                                            ----------------
          Letter of Credit Commitment                         $ 5,000,000*
          Revolving Loan Commitment                            45,000,000 less
                                                            Existing Letters of
                                                                 Credit
                    Total Commitment                          $45,000,000

               (iii) On the terms and conditions set forth below, the Assignor desires to sell and assign to the Assignee, and the Assignee desires to purchase and assume from the Assignor, on the Effective Date (as defined below), that portion of the Assignor's rights and obligations under the Agreement which is equal to 0.333333333 percent ("ASSIGNED PERCENTAGE") of the rights and obligations of all Lenders under the Agreement as of

--------------------
     * Equal to the lesser of $5,000,000 or the unused amount of the Total Commitment.

          the Effective Date and which shall constitute the Assignee's PRO RATA share.

          NOW, THEREFORE, the Assignor and the Assignee hereby agree as follows:

          1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, that portion of the Assignor's rights and obligations under the Agreement equal to the Assigned Percentage of (a) the Commitment as in effect as of the Effective Date, and (b) that portion of each of the Revolving Loans and the Letters of Credit outstanding on the Effective Date.

          2. The Assignor represents and warrants that as of the Effective Date and before giving effect to this Assignment (a) its PRO RATA share is 100 percent; (b) its PRO RATA share of the Commitment is $45,000,000; and (c) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim. The Assignor makes no representation or warranty and assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Agreement or any other Loan Document, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement or any other Loan Document or any other instrument or document furnished pursuant thereto or any Collateral or (ii) the financial condition of any party to any of the Loan Documents or the performance or observance by any party to any of the Loan Documents of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto. Except for the representations above, the sale, transfer and assignment of the interests hereunder is made without warranty or recourse against the Assignor.

          3. The Assignee (a) confirms that it has received a copy of the Agreement, together with copies of such documents and financial and other information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (b) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement; (c) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (d) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Agreement are required to be performed by it as a Lender; and
(e) specifies
as its address for notices the office set forth beneath its name on the signature page hereof.

          4. Following the execution of this Assignment and Acceptance, the original hereof will be delivered to the Agent for approval and acceptance by the Agent and a copy hereof will be delivered to Borrowers. The effective date for this Assignment and Acceptance (the "EFFECTIVE DATE") shall be the later of
(a) June 6, 1995, or (b) the date on which this Assignment and Acceptance is accepted by the Agent; PROVIDED, HOWEVER, that the Assignor may in its sole and absolute discretion terminate this Assignment and Acceptance if the Effective Date has not occurred within sixty (60) days following the execution hereof by the Assignor and the Assignee.

          5. Upon such approval and acceptance by the Agent, from and after the Effective Date, (a) the Assignee shall be a party to the Agreement and have the rights and obligations of a Lender thereunder and under the other Loan Documents; and (b) the Assignor shall, to the extent of the interests of Assignor assigned pursuant hereto, relinquish its rights and be released from its obligations under the Agreement and the other Loan Documents.

          6. Upon such approval and acceptance by the Agent, from and after the Effective Date, the Agent shall make all payments under the Agreement in respect of the interest assigned hereby (including without limitation all payments of principal, interest and fees with respect thereto) to the Assignee. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Agreement for periods prior to the Effective Date directly between themselves. Assignor shall pay to Assignee, on the Effective Date, a commitment fee equal to $75,000.

          7. The Borrowers shall issue new promissory notes payable to the order of the Assignee in an amount equal to the Assignee's PRO RATA share of the Commitment, and to the Assignor in an amount equal to the PRO RATA share of the Commitment retained by the Assignor.

          8. THIS ASSIGNMENT AND ACCEPTANCE AND THE RIGHTS, OBLIGATIONS AND LIABILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.


                                        ASSIGNOR:

                                        LASALLE NATIONAL BANK

                                        By: /s/ Michael Foster
                                           -------------------------------------
                                        Name:   Michael Foster
                                        Title:  First Vice President


                                        ASSIGNEE:

                                        BANK OF AMERICA ILLINOIS


                                        By: /s/ Robert P. ?
                                           -------------------------------------
                                        Name: Robert P. ?
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------

                                        Address for notices:

                                        231 South LaSalle Street
                                        Chicago, Illinois  60606
                                        312-828-8363 (Telephone)
                                        312-828-1974 (Fax)

Accepted this 7th day of
June, 1995.

LASALLE NATIONAL BANK,
as Agent

By: /s/ Michael Foster
   -------------------------------------
Name:   Michael Foster
Title:  First Vice President

Accepted this 2nd day of
June, 1995.

CONTINENTAL WASTE INDUSTRIES, INC.


By: /s/ Jeffrey E. Levine
   -------------------------------------
Name: JEFFREY E. LEVINE
     -----------------------------------
Title: Executive V.P.
      ----------------------------------